                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) AUGUST 9, 2001

                                GEOGRAPHICS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   0-26756                          87-0305614
(State of incorporation)   (Commission File Number)      (IRS Employer Identification No.)



            1555 ODELL ROAD, P. O. BOX 1750, BLAINE, WASHINGTON 98231
                    (Address of principal executive offices)

                                 (360) 332-6711
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

ITEM 4.       CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On August 9, 2001, Geographics, Inc. (the "Company") engaged Wipfli Ullrich Bertelson LLP ("Wipfli") as its independent accountants.

         During the two most recent fiscal years and interim periods subsequent to March 31, 2001 and prior to engaging Wipfli, neither the Company nor anyone on its behalf consulted Wipfli regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or any matter that was either the subject of a disagreement (as defined in Regulation S-K item 304(a)(i)(iv)) or a reportable event (as defined in Regulation S-K item 304(a)(i)(v)).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GEOGRAPHICS, INC.


August 13, 2001                     By:  /s/ James L. Dorman
                                         ----------------------
                                         James L. Dorman
                                         President and Chief Executive Officer